MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of November 1, 1996 (the "Agreement"), between Merrill Lynch Mortgage Capital Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the First Union Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1996 (the "Cut-off Date"), among the Purchaser as depositor, First Union National Bank of North Carolina as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer") and State Street Bank and Trust Company as trustee (the "Trustee"). Concurrently with the purchase of Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase multifamily and commercial mortgage loans pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 1996, between First Union National Bank of North Carolina ("First Union") and the Purchaser (the "First Union Agreement"). Such mortgage loans (the "First Union Mortgage Loans") will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. (The Mortgage Loans identified on the Mortgage Loan Schedule shall hereinafter be referred to as the "MLMC Mortgage Loans.") The MLMC Mortgage Loans will have an aggregate principal balance of $557,591,016.32 (the "MLMC Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due before such date whether or not received. The

MLMC Balance and the First Union Balance (as defined in the First Union Agreement) together equal an aggregate principal balance (the "Initial Pool Balance") of $1,138,310,835. The purchase and sale of the MLMC Mortgage Loans shall take place on November 25, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the MLMC Mortgage Loans shall consist of (A) a cash amount equal to 105.0625% of the aggregate principal balance of the MLMC Mortgage Loans, plus (B) interest accrued on each MLMC Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            The Purchaser will assign to the Trustee, all of its right, title and interest in and to the MLMC Mortgage Loans.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the MLMC Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the MLMC Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the MLMC Mortgage Loans due on or before the Cut-off Date), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each MLMC Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note, endorsed (without recourse, representation or warranty,


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

                  express or implied) to the order of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2;

            (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (with recording information indicated thereon), if such item is a document separate from the Mortgage;

            (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2, in recordable form;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

            (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the

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

                  applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of State Street Bank and Trust Company, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clauses (iv) and (v) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents necessary to the servicing of the MLMC Mortgage Loans and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer, to the appropriate sub-servicer.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of


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

      creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

                  (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets.

                  (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement and no bulk sale law applies to such transactions.

                  (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or


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

      adversely affect the performance by the Seller of its obligations under this Agreement.

                  (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the MLMC Mortgage Loans of the Seller to the Purchaser as a sale of the MLMC Mortgage Loans to the Purchaser in exchange for consideration consisting of an amount equal to the Seller's pro rata portion of the proceeds of the sale of the Certificates by the Purchaser to the Underwriters (the Seller's pro rata portion to be determined according to the percentage that the MLMC Balance represents of the Initial Pool Balance) pursuant to the Underwriting Agreement, dated as of November __, 1996 (the "Underwriting Agreement") and the Certificate Purchase Agreement, dated as of November __, 1996 (the "Certificate Purchase Agreement"). The consideration received by the Seller upon the sale of the MLMC Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the MLMC Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the MLMC Mortgage Loans to the Purchaser. The Seller is not selling the MLMC Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (ix) Immediately prior to the sale of the MLMC Mortgage Loans to the Purchaser as herein contemplated, the Seller will have good title thereto and be the sole owner thereof, and such sale will transfer the MLMC Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

            (b) The Seller hereby represents and warrants for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to each MLMC Mortgage Loan, that:

                  (i) The Seller has good and marketable title to, and is the sole owner and holder of, the Mortgage Loan.

                  (ii) The Seller has full right and authority to sell, assign and transfer the Mortgage Loan.

                  (iii) The information pertaining to the Mortgage Loan set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects as of the Cut-off Date.

                  (iv) The Mortgagor, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were


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

      valid and in full force and effect as of the origination date.

                  (v) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal, proper and prudent and have met customary industry standards.

                  (vi) The Seller is transferring the Mortgage Loan to the Purchaser free and clear of any liens, pledges, charges and security interests.

                  (vii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (viii) The Mortgage Loan complied with all applicable usury, truth-in-lending, real estate settlement, equal credit opportunity and disclosure laws as of the origination date.

                  (ix) Each of the related Mortgage Note, related Mortgage and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in the applicable state in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

                  (x) The Mortgage File contains an Assignment of Leases, which creates, in favor of the holder of the Note, a valid first-priority assignment of or security interest in the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity.

                  (xi) Since the origination of the Mortgage Loan the terms of the related Mortgage Note, Mortgage and Security Agreements have not been impaired, waived, modified, altered, satisfied, canceled or subordinated by


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

      the Seller, the originator or the servicer thereof in any respect, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and Security Agreements and delivered to the Purchaser.

                  (xii) The Mortgage Loan complies with the Seller's underwriting policies in effect as of such Mortgage Loan's origination date (as applicable) and is on a form commonly used by the Seller.

                  (xiii) The related Mortgage Note is not secured by any collateral that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xiv) The assignment of the related Mortgage to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (xv) The Mortgage Loan is not a participation interest in a mortgage loan, but is a whole loan, and the Seller does not own and is not entitled to own any equity interest in the Mortgagor.

                  (xvi) The Mortgage Loan does not contain any terms providing for a contingent interest, or negative amortization.

                  (xvii) The related Mortgage is a valid and enforceable first-mortgage lien on the related Mortgaged Property. Such lien has priority over all other liens and encumbrances (including mechanic's or materialmen's liens) except for (A) the lien for current real estate taxes and assessments not yet due and payable and (B) covenants, conditions and restrictions, rights of way, easements and other non-lien matters that are of public record and are referred to in the related lender's title insurance policy, none of which materially interferes with the security intended to be provided by such Mortgage. A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property, granted under such mortgage for which perfection is accomplished by the filing of a UCC financing statement; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein, provided that enforceability may be limited by bankruptcy or other laws affecting creditor's rights or by the application of the rules of equity.

                  (xviii) The related Mortgage Note and Mortgage do not require the Mortgagee thereof to release any portion of the related Mortgaged Property from the lien of the Mortgage that would have a material and adverse affect on the related Mortgage Loan except upon payment in full of the Mortgage Loan.

                  (xix) As of the Cut-off Date, there are no delinquent taxes, assessments or other governmental charges which would be a lien against the related Mortgage Property affecting the related Mortgaged Property or an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xx) All escrows, reserves, deposits and other payments relating to the Mortgage Loan are under the control of the Seller or servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited. All such escrows, reserves, deposits and other payments have been conveyed by the Seller to the Trustee.

                  (xxi) (A) Except for certain delinquent payments, none of which were thirty (30) or more days past the date when first due, there was no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the best knowledge of Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration occurred during the preceding twelve months; and (B) the Seller has not waived any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

                  (xxii) As of the date of origination, the Mortgage Loan has a Debt Service Coverage Ratio of at least 1.15 and a Loan-to-Value Ratio of not more than 85.00%, as calculated as described in the Prospectus Supplement.

                  (xxiii) There is no proceeding known to the Seller to be pending or threatened in writing for the total or partial condemnation of a material part of the related Mortgaged Property, and the Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the Mortgage Loan.

                  (xxiv) Each improvement located on or forming part of the related Mortgaged Property complies with applicable laws and zoning ordinances, or constitutes a legal non-conforming use or structure or, if such an improvement does not so comply, such non-compliance does not materially and adversely affect the value or operation of the Mortgaged Property.

                  (xxv) None of the improvements included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of the related Mortgaged Property, except for certain immaterial encroachments therefrom, and no improvements on adjoining properties materially encroach upon the related Mortgaged Property.

                  (xxvi) The related Mortgaged Property is covered by an ALTA lender's title insurance policy or its equivalent, insuring for the benefit of the original holder of the related Note, its successors and assigns, that the related Mortgage is a valid first mortgage lien on such Mortgaged Property in the original principal amount of the related Note, subject only to the exceptions stated therein, which do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, or (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property, and such policy is freely assignable to the trustee without the consent of or any notification to the insurer; and such title insurance policy is in full force and effect, and no claims have been made thereunder.

                  (xxvii) The related Mortgaged Property is insured by a fire and extended perils insurance policy that provides coverage in an amount not less than the full replacement value thereof.


                  (xxviii) The related Mortgaged Property is insured by business interruption or rent insurance, in an amount at least equal to 12 months of operations of such Mortgaged Property and comprehensive general liability insurance in an amount not less than $1 million per occurrence.

                  (xxix) The related Mortgaged Property is not located in a "flood hazard area" as defined by the Federal Insurance Administration or is covered by flood hazard insurance.

                  (xxx) The Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. The Seller represents and warrants that, either as of the date of origination or the Closing Date, the fair market value of the property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan.

                  (xxxi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation Section 1.860G-1(b)(2).

                  (xxxii) A Phase I Environmental Site Assessment was performed with respect to the related Mortgaged Property. Such Phase I Environmental Site Assessment was performed within eight (8) months (or 15 months with respect to two (2) of the Mortgaged Properties) prior to their respective dates of origination. A report of such Phase I Environmental Site Assessment has been delivered to the Purchaser, and the Seller, having made no independent inquiry other than reviewing such report, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in such report. To the extent any such condition or circumstance was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or, where applicable, Phase II Environmental Site Assessment.

                  (xxxiii) The Mortgage Loan contains a representation made by the Mortgagor in substance that it has not and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations or orders. The Mortgage Loan requires that the Mortgagor will defend and hold the holder of the Mortgage and its successors and/or assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any representation, warranty or covenant relating to environmental matters given by the Mortgagor under the related Mortgage except for those resulting from gross negligence or willful misconduct by the holder of the Mortgage or those which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by the holder of the Mortgage. To the best of the Seller's knowledge, having made no independent inquiry other than reviewing Phase I and Phase II (where applicable) Environmental Site Assessments, (i) the Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental regulation, contamination or clean-up, and (ii) no notice of violation of such laws has been issued by any governmental agency or authority, except as disclosed in environmental or engineering assessments, including Phase I Environmental Site Assessments or additional assessments (including Phase II Environmental Site Assessments). To the extent any material violation was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or Phase II Environmental Site Assessment.

                  (xxxiv) To the best of the knowledge of the Seller, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxxv) No advance of funds has been made directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Note.

                  (xxxvi) The related Mortgage prohibits any sale or transfer of, or further pledge or lien on, the related Mortgaged Property, whether such lien may be equal or subordinate to the lien of the related Mortgage, other than certain non-foreclosable liens fully subordinated to the lien of the Mortgage, without the prior written consent of the holder of such Mortgage. The related Mortgaged Property is not subject to any material subordinate debt known to Seller which is not otherwise subject to a standstill agreement. A list of Mortgaged Properties subject to secondary liens is attached hereto as Exhibit C.

                  (xxxvii) If the related Mortgaged Property is a retail or multifamily property, based on Mortgagor's representations, tenant estoppel certificates and other documents obtained by the Seller, (i) the information contained in the related schedule of leases or most recent rent roll, as the case may be, is true and correct in all material respects, (ii) all leases set forth therein are in full force and effect, and (iii) no material default by the Mortgagor or the lessees has occurred under such leases, nor, to the best of the Seller's knowledge, is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a material default under the terms of such lease.

                  (xxxviii) If the principal balance of the related Mortgage Loan is greater than $2.5 million, the related Mortgagor is a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the Mortgaged Property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage and the other Mortgage Loan documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person.

                  (xxxix) With respect to any Mortgage Loan that is secured in whole or in part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest;

                  (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) The Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor;

                  (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Ground Lessee and that any such action without such consent is not binding on the Ground Lessee, its successors or assigns.

                  (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the Ground Lessee thereunder during the term of the Mortgage Loan.

                  (E) To the best of the Seller's knowledge, at the Closing Date, such Ground Lease is in full force and effect and no default has occurred under such Ground Lease;

                  (F) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel or consent letter;

                  (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property.

                  (H) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease; and

                  (I) Such Ground Lease has an original term (including any extension options set forth therein) that extends not less than 10 years beyond the Maturity Date of the related Mortgage Loan.

                  (J) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect to a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lessee's mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

                  (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

                  (L) Upon request, the Ground Lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the lease in bankruptcy.

                  (xl) As of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed $44,000,000. A list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit D.

            (c) If the Seller receives notice of a Document Defect or a Breach (the "Defect/Breach Notice"), then the Seller shall within 90 days after its receipt of the Defect/Breach Notice (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected MLMC Mortgage Loan (or the related Mortgaged Property) from the Trustee at a price equal to the Purchase Price; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure; and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90-day period. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Section 3(b)(xxvi) in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the MLMC Mortgage Loans from the Seller and to transfer the MLMC Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the MLMC Mortgage Loans by the Purchaser, the transfer of the MLMC Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement and by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Purchaser will report the transfer of the MLMC Mortgage Loans by the Seller to the Purchaser as a sale of the MLMC Mortgage Loans to the Purchaser in exchange for consideration consisting of an amount equal to the Seller's pro rata portion of the proceeds of the sale of the Certificates by the Purchaser to the Underwriters (the Seller's pro rata portion to be determined according to the percentage that the MLMC Balance represents of the Initial Pool Balance) pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in Sections 3(a), 3(b) and 3(c) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to
Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the MLMC Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (1) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus (as defined in the Underwriting Agreement) and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement (as defined in the Underwriting Agreement) or as of the Closing Date, included or includes any untrue statement of a material fact relating to the MLMC Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the MLMC Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum (as defined in the Certificate Purchase Agreement) and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the MLMC Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the MLMC Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The resolutions of the board of directors of the Seller and any requisite shareholder consent authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware not earlier than sixty
(60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller in form and substance acceptable to the Purchaser and its counsel, with any modifications required by the rating agencies identified in the Prospectus Supplement (the "Rating Agencies"), dated the Closing Date and addressed to the Purchaser, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or the Underwriters within the meaning of either
Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934 (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, in any amendment thereof or supplement thereto, the Private Placement Memorandum, Computation Materials or ABS Term Sheets distributed by either Underwriter, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon any information furnished to the Purchaser by the Seller or approved by the Seller, or upon any document delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement (collectively, the "Seller's Information"), it being acknowledged that the statements set forth in the Prospectus Supplement under the caption "Description of the Mortgage Pool" or elsewhere in the Prospectus Supplement with respect to the subjects discussed under such caption and statements in the Private Placement Memorandum, the Computational Materials and ABS Term Sheet, in each case solely to the extent relating to or based (in whole or in part) on information relating to the MLMC Mortgage Loans or the Seller, are to be the only statements made in reliance upon information furnished or approved by the Seller, or upon documents delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement.

            (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (f) The Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the MLMC Balance represents the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and
(vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the MLMC Mortgage Loans and the Seller included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the MLMC Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the MLMC Mortgage Loans by the Seller to the Purchaser and not as a pledge of the MLMC Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the MLMC Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the MLMC Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the MLMC Mortgage Loans, and all amounts payable to the holder of the MLMC Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the MLMC Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the MLMC Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  SELLER
                                  MERRILL LYNCH MORTGAGE CAPITAL INC.

                                  By: /s/ ROBERT J. FITZPATRICK
                                      ------------------------------------
                                          Name:  Robert J. Fitzpatrick
                                          Title: Vice President

                                          Address for Notices:
                                          World Financial Center
                                          New York, New York  10281
                                          Attention:
                                          Telecopier No.: (212) 449-0735
                                          Telephone No.:  (212) 449-3897

                                  PURCHASER

                                  MERRILL LYNCH MORTGAGE
                                  INVESTORS, INC.


                                  By: /s/ BRUCE L. ACKERMAN
                                      ------------------------------------
                                          Name:   Bruce L. Ackerman
                                          Title:  Vice President

                                          Address for Notices:
                                          World Financial Center
                                          New York, New York  10281
                                          Attention:
                                          Telecopier No.: (212) 449-7684
                                          Telephone No.:  (212) 449-5849

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

ML LOANS

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    201     JMA - Ashford On       2700 S. Dairy Ashford          Houston            TX       77082        3,450,000    3,444,409.56
            The Green Apts.

    202     Belmont Square         2020 Jerry Murphy Road         Pueblo             CO       81001        3,320,300    3,313,276.46
            Apts.

    203     JMA - Brookmore        810 Brooks Avenue              Rosenburg          TX       77471        1,811,661    1,808,761.78
            Hollow Apartments

    205     Capital Tech           1611 N. Stemmons Freeway       Carrollton         TX       75006        1,253,800    1,247,389.50
            Center

    206     Clinton                7100-7251 Clinton Drive        Houston            TX       77020        1,762,500    1,753,030.20
            Industrial Park

    207     26 Court Street        26 Court Street                Brooklyn           NY       11242        9,500,000    9,409,634.76

    209     Crosby Creek           1300 E. Crosby Road            Carrollton         TX       75006        2,400,000    2,388,936.09

    210     INT-Deer Creek         16303 Imperial Valley          Houston            TX       77060        3,326,100    3,315,902.31
            Apartments             Drive

    211     First Line             1120 Red Bluff Road            Pasadena           TX       77506        1,350,000    1,343,857.96
            Apartments

    212     Fountainview           6015 Winsome & 6100            Houston            TX       77057        1,971,700    1,963,141.63
            Lodge I & II Apts.     Fairdale

    213     Friendship Square      1115 - 1195 Bridge             Brighton           CO       80601        1,175,000    1,167,533.30
                                   Street

    214     Fountain Square        544 Camp Avenue                Gulfport           MS       39501        1,800,000    1,791,971.16
            Apartments

    215     INT-6200 Gessner       8721 Town Park Drive           Houston            TX       77036       10,000,000    9,969,340.40
            Apartments

    217     Lakewood Village       200 E. Lakewood Drive          Nacogdoches        TX       75961        1,120,000    1,114,870.71
            Apartments

    218     INT-The Lodge          7600 Kirby                     Houston            TX       77030        4,553,500    4,539,539.15
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    201     JMA - Ashford On       27,983.19    9.0900      117         357      8/1/06       No         250 per unit         8.9500
            The Green Apts.

    202     Belmont Square         27,219.10    9.2100      116         356      7/1/06       No         250 per unit         9.0900
            Apts.

    203     JMA - Brookmore        14,772.99    9.1500      117         357      8/1/06       No         250 per unit         9.0100
            Hollow Apartments

    205     Capital Tech           10,858.69    9.3900      54          294      5/1/01       No        0.15 per sq. ft.      9.2700
            Center

    206     Clinton                14,899.61    9.0900      114         294      5/1/06       No        0.15 per sq. ft.      8.9700
            Industrial Park

    207     26 Court Street        91,362.57    9.9500      233         233      4/1/16       No        0.21 per sq. ft.      9.8100

    209     Crosby Creek           19,960.24    8.8900      115         295      6/1/06       No         250 per unit         8.7700

    210     INT-Deer Creek         25,598.41    8.5100      55          355      6/1/01       No         225 per unit         8.3900
            Apartments

    211     First Line             11,301.43    8.9700      115         295      6/1/06       No         250 per unit         8.8500
            Apartments

    212     Fountainview           15,146.70    8.4900      113         353      4/1/06       No         250 per unit         8.3500
            Lodge I & II Apts.

    213     Friendship Square       9,884.71    9.0300      113         293      4/1/06       No        0.16 per sq. ft.      8.8900


    214     Fountain Square        15,216.62    9.0900      175         295      6/1/11       No         250 per unit         8.9700
            Apartments

    215     INT-6200 Gessner       76,962.23    8.5100      55          355      6/1/01       No         225 per unit         8.3900
            Apartments

    217     Lakewood Village        9,345.37    8.9300      79          295      6/1/03       No         250 per unit         8.8100
            Apartments

    218     INT-The Lodge          35,044.75    8.5100      55          355      6/1/01       No         225 per unit         8.3900
            Apartments

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    201     JMA - Ashford On      0.0600          0.0750      LJ Melody
            The Green Apts.

    202     Belmont Square        0.0400          0.0750      First Union
            Apts.

    203     JMA - Brookmore       0.0600          0.0750      LJ Melody
            Hollow Apartments

    205     Capital Tech          0.0400          0.0750      First Union
            Center

    206     Clinton               0.0400          0.0750      First Union
            Industrial Park

    207     26 Court Street       0.0600          0.0750      Key Corp

    209     Crosby Creek          0.0400          0.0750      First Union

    210     INT-Deer Creek        0.0400          0.0750      First Union
            Apartments

    211     First Line            0.0400          0.0750      First Union
            Apartments

    212     Fountainview          0.0600          0.0750      LJ Melody
            Lodge I & II Apts.

    213     Friendship Square     0.0600          0.0750      LJ Melody


    214     Fountain Square       0.0400          0.0750      First Union
            Apartments

    215     INT-6200 Gessner      0.0400          0.0750      First Union
            Apartments

    217     Lakewood Village      0.0400          0.0750      First Union
            Apartments

    218     INT-The Lodge         0.0400          0.0750      First Union
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    219     Mount View             20-90 Mount View Lane          Colorado           CO       80907        1,771,400    1,761,866.69
            Business Park                                         Springs

    221     Pecos Trail            1660 Old Pecos Trail           Santa Fe           NM       87501        1,468,300    1,463,764.55
            Office Compound

    223     Ralston Plaza          Ward Rd. & 64th Ave.           Arvada             CO       80002        2,461,100    2,449,308.85

    224     INT-Regency Walk       10301 Sandpiper                Houston            TX       77096        4,360,000    4,346,632.41
            Apartments

    225     Southgate              801A  Southgate Drive          State College      PA       16801        3,300,000    3,294,596.76
            Apartments &
            Townhouses

    228     Shafer Plaza           8383 Westheimer                Houston            TX       77063        6,500,000    6,482,638.88
            Shopping Center

    229     Shiloh Road            1717 Shiloh Road               Tyler              TX       75703        3,320,000    3,310,525.88
            Apartments

    230     Silvercreek II         4619 W. 34th Street            Houston            TX       77092        1,500,000    1,488,771.26
            Apartments

    235     BCM-Westheimer         5820 Berkman Drive             Austin             TX       78723          720,000      718,140.97
            Court Apts.

    237     Westheimer House       5800 Wellington Drive          Austin             TX       78723        1,200,000    1,196,901.62

    238     Woodwillow             3601 Willow Springs Road       Austin             TX       78704        1,431,000    1,427,922.18
            Townhomes

    239     Timbergrove Manor      1600 West T. C. Jester         Houston            TX       77008        1,405,000    1,402,713.83
            Apts.                  Blvd

    242     JMA - Woodcreek        3023 Woodcreek Lane            Houston            TX       77345          820,000      818,671.26
            Village Apartments

    244     SHL - San Antonio      7458 Louis Pasteur             San Antonio        TX       78229        3,030,000    3,024,633.39
            Station Apts.

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    219     Mount View             14,962.69    9.0800      78          294      5/1/03       No        0.16 per sq. ft.      8.9600
            Business Park

    221     Pecos Trail            13,270.07    9.9300      116         296      7/1/06       No        0.15 per sq. ft.      9.8100
            Office Compound

    223     Ralston Plaza          21,983.50    9.7800      114         294      5/1/06       No        0.16 per sq. ft.      9.6600

    224     INT-Regency Walk       33,555.53    8.5100      55          355      6/1/01       No         225 per unit         8.3900
            Apartments

    225     Southgate              26,647.58    9.0400      117         357      8/1/06       No         275 per unit         8.9200
            Apartments &
            Townhouses

    228     Shafer Plaza           53,144.50    9.1800      115         355      6/1/06       No        0.15 per sq. ft.      9.0400
            Shopping Center

    229     Shiloh Road            26,379.72    8.8600      55          355      6/1/01       No         225 per unit         8.7400
            Apartments

    230     Silvercreek II         13,611.87    9.1200      235         235      6/1/16       No         250 per unit         9.0000
            Apartments

    235     BCM-Westheimer          6,170.92    9.2600      117         297      8/1/06       No         290 per unit         9.1400
            Court Apts.

    237     Westheimer House       10,284.86    9.2600      117         297      8/1/06       No         296 per unit         9.1400

    238     Woodwillow             11,648.26    9.1300      80          356      7/1/03       No         250 per unit         9.0100
            Townhomes

    239     Timbergrove Manor      11,375.79    9.0700      117         357      8/1/06       No         250 per unit         8.9500
            Apts.

    242     JMA - Woodcreek         6,651.08    9.0900      117         357      8/1/06       No         250 per unit         8.9500
            Village Apartments

    244     SHL - San Antonio      23,642.52    8.6600      45          357      8/1/00       No         250 per unit         8.5400
            Station Apts.

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    219     Mount View            0.0400          0.0750      First Union
            Business Park

    221     Pecos Trail           0.0400          0.0750      First Union
            Office Compound

    223     Ralston Plaza         0.0400          0.0750      First Union

    224     INT-Regency Walk      0.0400          0.0750      First Union
            Apartments

    225     Southgate             0.0400          0.0750      First Union
            Apartments &
            Townhouses

    228     Shafer Plaza          0.0600          0.0750      LJ Melody
            Shopping Center

    229     Shiloh Road           0.0400          0.0750      First Union
            Apartments

    230     Silvercreek II        0.0400          0.0750      First Union
            Apartments

    235     BCM-Westheimer        0.0400          0.0750      First Union
            Court Apts.

    237     Westheimer House      0.0400          0.0750      First Union

    238     Woodwillow            0.0400          0.0750      First Union
            Townhomes

    239     Timbergrove Manor     0.0400          0.0750      First Union
            Apts.

    242     JMA - Woodcreek       0.0600          0.0750      LJ Melody
            Village Apartments

    244     SHL - San Antonio     0.0400          0.0750      First Union
            Station Apts.

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    245     SHL - Village          2305 Bay Area Bldv.            Houston            TX       77058        4,900,000    4,891,321.32
            Green Apartments

    247     Buckingham Manor       1110 & 1160 S. Joliet          Aurora             CO       80012        1,454,300    1,449,069.93

    248     Westec Plaza           625 Digital Drive              Plano              TX       75075          896,000      893,751.32

    249     Marigold I             2303 Goliad Road               San Antonio        TX       78223        2,095,200    2,087,751.86
            Apartments

    250     Belfonti-Stonebridge   157-161  Pinney Street         Ellington          CT       06029        1,450,000    1,444,802.61
            Apartments

    251     Glenbrook              600 West Pioneer Parkway       Arlington          TX       76010        2,500,000    2,493,359.85
            Townhomes

    252     Belfonti-Greenbriar    110 Falls Terrace              Watertown          CT       06779        4,350,000    4,334,407.84
            Hills Apartments

    253     Wilshire Villa         4245 5th Avenue South          Lake Charles       LA       70605        2,400,000    2,397,569.11
            Apartments

    254     Colinas Business       4320 North Belt Line           Irving             TX       75038        1,670,000    1,667,263.19
            Park                   Road

    255     Grayridge              5625 Bissonnet Street          Houston            TX       77081        1,225,000    1,222,721.30
            Apartments

    256     Bay Towers             1203 Market Street             Pascagoula         MS       39567        1,550,000    1,543,761.39

    258     Berkeley Heights       396 Springfield Avenue         Berkeley           NJ       07922        2,500,000    2,492,720.38
            Grand Union                                           Heights

    261     Coca-Cola              2540 W. Pennway                Kansas City        MO       64108        1,950,000    1,946,542.95
            Building-Industrial

    260     Homestead Lodge        13300 York Center Drive        Charlotte          NC       28273        2,100,000    2,094,256.70

    269     Cordele Corners        1411 East 16th Avenue          Cordele            GA       31015        2,175,000    2,171,066.42
            Shopping Center

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    245     SHL - Village          38,233.78    8.6600      45          357      8/1/00       No         225 per unit         8.5400
            Green Apartments

    247     Buckingham Manor       12,224.36    9.0200      56          296      7/1/01       No         250 per unit         8.9000

    248     Westec Plaza            7,784.77    9.4300      57          297      8/1/01       No        0.15 per sq. ft.      9.3100

    249     Marigold I             17,712.15    9.0900      80          296      7/1/03       No         250 per unit         8.9700
            Apartments

    250     Belfonti-Stonebridge   12,208.09    9.0400      116         296      7/1/06       No         250 per unit         8.9200
            Apartments

    251     Glenbrook              21,134.20    9.0900      117         297      8/1/06       No         280 per unit         8.9700
            Townhomes

    252     Belfonti-Greenbriar    36,624.27    9.0400      116         296      7/1/06       No         250 per unit         8.9200
            Hills Apartments

    253     Wilshire Villa         19,970.71    9.3800      118         358      9/1/06       No         250 per unit         9.2600
            Apartments

    254     Colinas Business       14,625.58    9.5300      58          298      9/1/01       No        0.15 per sq. ft.      9.4100
            Park

    255     Grayridge              10,087.91    8.7700      118         298      9/1/06       No         225 per unit         8.6300
            Apartments

    256     Bay Towers             14,875.77    9.9200      237         237      8/1/16       No         250 per unit         9.8000

    258     Berkeley Heights       22,896.67    9.2500      118         238      9/1/06       Yes       0.22 per sq. ft.      9.1300
            Grand Union

    261     Coca-Cola              16,444.52    9.0600      118         298      9/1/06       No        0.15 per sq. ft.      8.9400
            Building-Industrial

    260     Homestead Lodge        19,905.04    9.7400      238         238      9/1/16       No        4% of gross rev.      9.6200

    269     Cordele Corners        18,163.24    8.9400      178         298      9/1/11       No        0.24 per sq. ft.      8.8200
            Shopping Center

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    245     SHL - Village         0.0400          0.0750      First Union
            Green Apartments

    247     Buckingham Manor      0.0400          0.0750      First Union

    248     Westec Plaza          0.0400          0.0750      First Union

    249     Marigold I            0.0400          0.0750      First Union
            Apartments

    250     Belfonti-Stonebridge  0.0400          0.0750      First Union
            Apartments

    251     Glenbrook             0.0400          0.0750      First Union
            Townhomes

    252     Belfonti-Greenbriar   0.0400          0.0750      First Union
            Hills Apartments

    253     Wilshire Villa        0.0400          0.0750      First Union
            Apartments

    254     Colinas Business      0.0400          0.0750      First Union
            Park

    255     Grayridge             0.0600          0.0750      LJ Melody
            Apartments

    256     Bay Towers            0.0400          0.0750      First Union

    258     Berkeley Heights      0.0400          0.0750      First Union
            Grand Union

    261     Coca-Cola             0.0400          0.0750      First Union
            Building-Industrial

    260     Homestead Lodge       0.0400          0.0750      First Union

    269     Cordele Corners       0.0400          0.0750      First Union
            Shopping Center

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    259     College Park           S.R. 696 (North Earl           Shippensburg       PA       17257        2,100,000    2,096,270.83
            Apartments             Street)

    284     Rodeo Square           6700 Dairy Ashford             Houston            TX       77072        6,960,000    6,951,379.74
            Apartments

    282     Super 8 Motel          3617 N. Pan Am                 San Antonio        TX       78219        1,650,000    1,645,658.69
                                   Expressway (aka I-35)

    265     Oxford-Runaway         8242 Runaway Bay Drive         Charlotte          NC       28212        9,259,000    9,247,508.82
            Bay Apartments

    263     Oxford-Runaway         1480 Runaway Bay Drive         Columbus           OH       43204        4,522,000    4,516,387.83
            Bay II Apartments

    264     Oxford - Hunters       2550 Steeple Chase Drive       Miamisburg         OH       45342        9,081,000    9,069,729.74
            Chase Apartments

    266     Oxford - Island        2225 Montego Blvd              Columbus           OH       43235       10,120,000   10,107,440.25
            Club Apartments

    267     Oxford-Oaks at         3800 Woodbridge Blvd           Fairfield          OH       45014       11,070,000   11,056,261.22
            Woodbridge I Apts

    281     Cedar Grove            1A Whippoorwill Way            Mantua             NJ       08051        2,430,000    2,425,619.80
            Mobile Home Park

    279     American Trade         6627 Maple Avenue              Dallas             TX       75226        1,425,000    1,421,440.19
            Institute

    285     Copper Tree            350 Ramapo Valley Road         Oakland            NJ       07436        9,000,000    8,990,151.56
            Shopping Plaza

    286     Las Colinas Tech       2039 Walnut Hill Lane          Irving             TX       75038        1,400,000    1,397,777.97
            Center

    274     KFS-Sunset Pointe      465 West  Clemmens Lane        Fallbrook          CA       92028        3,000,000    2,996,374.72
            Apartments

    222     Pinecrest              2035 E. Pinetree               Thomasville        GA       31792        1,085,000    1,080,421.65
            Apartments             Boulevard

    277     KFS-Sycamore           820 Sycamore Avenue            Vista              CA       92083       11,468,600   11,454,741.05
            Ridge Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    259     College Park           17,695.08    9.0500      118         298      9/1/06       No         325 per unit         8.9300
            Apartments

    284     Rodeo Square           53,073.08    8.4100      34          358      9/1/99       No         250 per unit         8.2900
            Apartments

    282     Super 8 Motel          15,966.61   10.0400      238         238      9/1/16       No        4% of gross rev.      9.9200


    265     Oxford-Runaway         70,538.55    8.4000      118         358      9/1/06       No         254 per unit         8.2800
            Bay Apartments

    263     Oxford-Runaway         34,450.30    8.4000      118         358      9/1/06       No         284 per unit         8.2800
            Bay II Apartments

    264     Oxford - Hunters       69,182.48    8.4000      118         358      9/1/06       No         250 per unit         8.2800
            Chase Apartments

    266     Oxford - Island        77,097.97    8.4000      118         358      9/1/06       No         250 per unit         8.2800
            Club Apartments

    267     Oxford-Oaks at         84,335.43    8.4000      118         358      9/1/06       No         250 per unit         8.2800
            Woodbridge I Apts

    281     Cedar Grove            20,325.95    8.9600      178         298      9/1/11       No         50  per pad          8.8400
            Mobile Home Park

    279     American Trade         14,983.56    9.6200      179         179      10/1/11      No        0.15 per sq. ft.      9.5000
            Institute

    285     Copper Tree            72,480.80    9.0100      118         358      9/1/06       No        0.15 per sq. ft.      8.8900
            Shopping Plaza

    286     Las Colinas Tech       12,446.53    9.7200      238         298      9/1/16       No        0.04 per sq. ft.      9.6000
            Center

    274     KFS-Sunset Pointe      23,131.22    8.5300      82          358      9/1/03       No         200 per unit         8.3900
            Apartments

    222     Pinecrest               9,549.15    9.3100      272         272      7/1/19       No         268 per unit         9.1900
            Apartments

    277     KFS-Sycamore           88,427.56    8.5300      82          358      9/1/03       No         200 per unit         8.3900
            Ridge Apartments

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    259     College Park          0.0400          0.0750      First Union
            Apartments

    284     Rodeo Square          0.0400          0.0750      First Union
            Apartments

    282     Super 8 Motel         0.0400          0.0750      First Union


    265     Oxford-Runaway        0.0400          0.0750      First Union
            Bay Apartments

    263     Oxford-Runaway        0.0400          0.0750      First Union
            Bay II Apartments

    264     Oxford - Hunters      0.0400          0.0750      First Union
            Chase Apartments

    266     Oxford - Island       0.0400          0.0750      First Union
            Club Apartments

    267     Oxford-Oaks at        0.0400          0.0750      First Union
            Woodbridge I Apts

    281     Cedar Grove           0.0400          0.0750      First Union
            Mobile Home Park

    279     American Trade        0.0400          0.0750      First Union
            Institute

    285     Copper Tree           0.0400          0.0750      First Union
            Shopping Plaza

    286     Las Colinas Tech      0.0400          0.0750      First Union
            Center

    274     KFS-Sunset Pointe     0.0600          0.0750      LJ Melody
            Apartments

    222     Pinecrest             0.0400          0.0750      First Union
            Apartments

    277     KFS-Sycamore          0.0600          0.0750      LJ Melody
            Ridge Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    273     KFS-Sunset             1456 Alturas Street            Fallbrook          CA       92028        2,442,400    2,439,448.54
            Terrace Apartments

    276     KFS-Sunset             3634 College Boulevard         Oceanside          CA       92056        5,650,000    5,643,172.40
            Village Apartments

    232     EW - Sorrento          10350-60 Sorrento              San Diego          CA       92121        2,450,000    2,445,213.34
            Creek Industrial       Valley Road
            Park

    233     EW - Sorrento          10635-37-39 Roselle            San Diego          CA       92121        1,600,000    1,596,807.73
            Roselle                Street
            Industrial Park

    231     Solarium               9275 LBJ Freeway               Dallas             TX       75243        1,500,000    1,480,738.65
            Apartments

    272     KFS-Sunset Trails      959 Postal Way                 Vista              CA       92083        1,700,000    1,698,147.46
            Apartments

    278     KFS-Sunset             910-975 Del Dios Highway       Escondido          CA       92083       14,039,000   14,022,034.92
            Apartments

    208     Courtyard              15025 Saticoy Street           Van Nuys           CA       91405        1,050,000    1,047,918.21
            Apartments

    332     Summer Street          1111 & 1177 Summer             Stamford           CT       06905        7,620,000    7,613,822.65
            Office Building        Street

    335     Cooper Park            812 Cooper Square Circle       Arlington          TX       76013        2,920,000    2,918,470.27
            Apartments

    356     Prospect Plaza         401 Jefferson Street           Frederick          MD       21701        4,155,000    4,151,721.53

    339     Twin Parks Estates     800 West Harris Road           Arlington          TX       76017        2,320,000    2,318,071.10

    262     22601 Pacific          22601 Pacific Coast            Malibu             CA       90265        2,450,000    2,439,960.03
            Coast Highway Ctr      Highway

    227     Seneca Village         3201 East Seneca St.           Tucson             AZ       85716        3,000,000    2,995,138.75
            Apartments

    257     Pioneer Point          216 W. Pioneer Parkway         Arlington          TX       76010        1,200,000    1,195,825.18
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    273     KFS-Sunset             18,831.90    8.5300      82          358      9/1/03       No         200 per unit         8.3900
            Terrace Apartments

    276     KFS-Sunset             43,563.79    8.5300      82          358      9/1/03       No         220 per unit         8.3900
            Village Apartments

    232     EW - Sorrento          20,762.00    9.5900      116         356      7/1/06       No        0.15 per sq. ft.      9.4500
            Creek Industrial
            Park

    233     EW - Sorrento          13,442.00    9.4900      116         356      7/1/06       No        0.15 per sq. ft.      9.3500
            Roselle
            Industrial Park

    231     Solarium               15,654.32    9.4900      175         175      6/1/11       No         250 per unit         9.3700
            Apartments

    272     KFS-Sunset Trails      13,715.30    9.0300      118         358      9/1/06       No         200 per unit         8.8900
            Apartments

    278     KFS-Sunset            108,246.39    8.5300      82          358      9/1/03       No         200 per unit         8.3900
            Apartments

    208     Courtyard               8,844.30    9.5200      116         356      7/1/06       No         225 per unit         9.3800
            Apartments

    332     Summer Street          66,946.85    9.5700      119         299      10/1/06      No        0.15 per sq. ft.      9.4500
            Office Building

    335     Cooper Park            23,916.40    9.2000      239         359      10/1/16      No         269 per unit         9.0800
            Apartments

    356     Prospect Plaza         36,968.60    9.7300      83          299      10/1/03      No        0.15 per sq. ft.      9.6100

    339     Twin Parks Estates     20,140.90    9.4200      119         299      10/1/06      No         50  per pad          9.3000

    262     22601 Pacific          21,576.12    9.6000      79          295      6/1/03       No        0.15 per sq. ft.      9.4800
            Coast Highway Ctr

    227     Seneca Village         24,333.20    9.0900      117         357      8/1/06       No         250 per unit         8.9500
            Apartments

    257     Pioneer Point          10,251.75    9.2200      116         296      7/1/06       No         265 per unit         9.1000
            Apartments

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    273     KFS-Sunset            0.0600          0.0750      LJ Melody
            Terrace Apartments

    276     KFS-Sunset            0.0600          0.0750      LJ Melody
            Village Apartments

    232     EW - Sorrento         0.0600          0.0750      LJ Melody
            Creek Industrial
            Park

    233     EW - Sorrento         0.0600          0.0750      LJ Melody
            Roselle
            Industrial Park

    231     Solarium              0.0400          0.0750      First Union
            Apartments

    272     KFS-Sunset Trails     0.0600          0.0750      LJ Melody
            Apartments

    278     KFS-Sunset            0.0600          0.0750      LJ Melody
            Apartments

    208     Courtyard             0.0600          0.0750      LJ Melody
            Apartments

    332     Summer Street         0.0400          0.0750      First Union
            Office Building

    335     Cooper Park           0.0400          0.0750      First Union
            Apartments

    356     Prospect Plaza        0.0400          0.0750      First Union

    339     Twin Parks Estates    0.0400          0.0750      First Union

    262     22601 Pacific         0.0400          0.0750      First Union
            Coast Highway Ctr

    227     Seneca Village        0.0600          0.0750      LJ Melody
            Apartments

    257     Pioneer Point         0.0400          0.0750      First Union
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    241     Renaissance III        NWC of Pecos & Flamingo        Las Vegas          NV       89104       17,280,000   17,246,477.80
            Shopping Center

    226     Scripps Mesa           9961  Erma Road                San Diego          CA       92131        2,573,700    2,565,937.07
            Apartments

    319     Enfield Court          16541 Loch Katrine Road        Houston            TX       77084        1,350,000    1,349,215.22
            Apartments

    271     Gateway Retail         2500 Gateway Boulevard         Federal Way        WA       98003       12,750,000   12,725,848.52
            Center                 South

    200     AB - Sixty-Five        65 Madison Avenue              Morristown         NJ       07960        3,691,000    3,672,470.28
            Madison Avenue

    234     1212 Westheimer        1212 Westheimer                Austin             TX       78752        2,990,000    2,982,058.38
            Apartments

    236     AB - Westgate @        9 Law Drive                    Fairfield          NJ       07004        4,163,000    4,142,239.42
            Fairfield

    275     KFS-Citrus Sunset      1280 North Citrus Avenue       Vista              CA       92083        3,660,000    3,655,577.16
            Apartments

    304     The Olympic            NWC Olympic and                Santa Monica       CA       90404       10,000,000    9,991,838.37
            Marketplace            Cloverfield

    270     Vista Gardens          555 East Fruitvale             Hemet              CA       92543        2,150,000    2,147,676.51
            Apartments

    283     Pioneer Way            1035 Pioneer Way               El Cajon           CA       92020        2,900,000    2,894,789.93
            Industrial Park

    302     SNE Enterprises        1000 Southview Drive           Mosinee            WI       54455        9,975,000    9,966,776.06

    240     West Palm              501-635 West Palm Avenue       Orange             CA       92666        3,735,000    3,721,788.44
            Industrial Park

    246     K&S - Pioneer          2901 West 63rd Avenue          Denver             CO       80221        1,870,000    1,866,925.42
            Village MHP

    243     K&S - North            9700 North Riverdale           Thornton           CO       80229        8,430,000    8,415,069.13
            County Village

    204     Canyon Center          19307 Soledad Canyon Rd.       Santa Clarita      CA       91351       13,300,000   13,246,070.99

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    241     Renaissance III       143,137.11    9.1700      117         333      8/1/06       No        0.15 per sq. ft.      9.0300
            Shopping Center

    226     Scripps Mesa           19,953.92    8.5900      55          355      6/1/01       No         276 per unit         8.4500
            Apartments

    319     Enfield Court          10,572.28    8.7000      83          359      10/1/03      No         290 per unit         8.5800
            Apartments

    271     Gateway Retail        104,044.82    8.6600      34          298      9/1/99       No        0.15 per sq. ft.      8.5400
            Center

    200     AB - Sixty-Five        32,248.14    9.5000      114         294      5/1/06       Yes       0.26 per sq. ft.      9.3600
            Madison Avenue

    234     1212 Westheimer        25,276.50    9.0900      117         297      8/1/06       No         309 per unit         8.9700
            Apartments

    236     AB - Westgate @        36,487.81    9.5400      114         294      5/1/06       No        0.15 per sq. ft.      9.4000
            Fairfield

    275     KFS-Citrus Sunset      28,220.09    8.5300      82          358      9/1/03       No         225 per unit         8.3900
            Apartments

    304     The Olympic            87,578.30    9.5300      239         299      10/1/16      No        0.15 per sq. ft.      9.3900
            Marketplace

    270     Vista Gardens          17,407.79    9.0700      82          358      9/1/03       No         175 per unit         8.9300
            Apartments

    283     Pioneer Way            24,296.99    8.9800      118         298      9/1/06       No        0.15 per sq. ft.      8.8400
            Industrial Park

    302     SNE Enterprises        86,943.31    9.4700      119         299      10/1/06      No        0.15 per sq. ft.      9.3500

    240     West Palm              31,651.47    9.1200      116         296      7/1/06       No        0.15 per sq. ft.      8.9800
            Industrial Park

    246     K&S - Pioneer          15,073.36    9.0200      81          357      8/1/03       No         79  per pad          8.8800
            Village MHP

    243     K&S - North            65,777.71    8.6600      57          357      8/1/01       No         50  per pad          8.5200
            County Village

    204     Canyon Center         111,039.16    9.0600      175         307      6/1/11       No        0.15 per sq. ft.      8.9200

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    241     Renaissance III       0.0600          0.0750      LJ Melody
            Shopping Center

    226     Scripps Mesa          0.0600          0.0750      LJ Melody
            Apartments

    319     Enfield Court         0.0400          0.0750      First Union
            Apartments

    271     Gateway Retail        0.0400          0.0750      First Union
            Center

    200     AB - Sixty-Five       0.0600          0.0750      Key Corp
            Madison Avenue

    234     1212 Westheimer       0.0400          0.0750      First Union
            Apartments

    236     AB - Westgate @       0.0600          0.0750      Key Corp
            Fairfield

    275     KFS-Citrus Sunset     0.0600          0.0750      LJ Melody
            Apartments

    304     The Olympic           0.0600          0.0750      LJ Melody
            Marketplace

    270     Vista Gardens         0.0600          0.0750      LJ Melody
            Apartments

    283     Pioneer Way           0.0600          0.0750      LJ Melody
            Industrial Park

    302     SNE Enterprises       0.0400          0.0750      First Union

    240     West Palm             0.0600          0.0750      LJ Melody
            Industrial Park

    246     K&S - Pioneer         0.0600          0.0750      LJ Melody
            Village MHP

    243     K&S - North           0.0600          0.0750      LJ Melody
            County Village

    204     Canyon Center         0.0600          0.0750      LJ Melody

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    268     Paseo Plaza            2600 West Sahara Avenue        Las Vegas          NV       89102        5,333,400    5,311,064.50

    220     P & K-Olive            6500 - 6502 W. Olive           Glendale           AZ       85302        1,850,000    1,843,706.44
            Gardens Apartments     Avenue

    216     P&K-Glendale           5902 W. Royal Palm Rd          Glendale           AZ       85302        1,800,000    1,793,876.54
            Shadows

    280     Tiger Industrial       4901 & 4929 West Van           Phoenix            AZ       85043        1,800,000    1,796,755.35
            Plaza                  Buren Street

    307     Shilo                  11707 N.E. Airport Way         Portland           OR    97220-1075     14,750,000   14,729,334.62
            Inn-Portland
            Airport/I-205

    299     Shilo Inn-Salem        3304 Market Street NE          Salem              OR       97301        5,470,000    5,462,336.30
            Suites

    303     Shilo Inn-Seaside      30 North Promenade             Seaside            OR       97138        9,510,000    9,496,676.08
            Oceanfront Resort

    300     Shilo Inn-Tacoma       7414 South Hosmer Street       Tacoma             WA       98408        6,770,000    6,760,514.94

    306     Collegetown Plaza      111-121 Dryden Road            Ithaca             NY       14850        7,000,000    6,996,152.45

    326     The Branson Mall       2206 West State Hwy. 76        Branson            MO       65616        3,300,000    3,300,000.00

    325     CAP-Clubhouse          3 Clubhouse Circle             Storrs             CT       06268        1,571,500    1,570,031.59
            Apartments

    324     CAP-Knollwood          Knollwood Acres Road           Storrs             CT       06268        3,828,000    3,824,422.80
            Apartments

    323     CAP-Maplewood          1 Carlton Road                 Storrs             CT       06268        1,272,200    1,271,010.83
            Apartments

    322     CAP-Millbrook          170 Spring Hill Road           Storrs             CT       06268          436,000      435,592.13
            Apartments

    321     CAP-Oakwood            114 South Eagleville           Storrs             CT       06268          257,300      257,059.12
            Apartments             Road

    293     JF Commons West        107 The Commons                Ithaca             NY       14850        2,200,000    2,198,139.89

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    268     Paseo Plaza            46,486.56    9.4700      115         295      6/1/06       No        0.15 per sq. ft.      9.3300

    220     P & K-Olive            14,765.87    8.9100      114         354      5/1/06       No         327 per unit         8.7900
            Gardens Apartments

    216     P&K-Glendale           14,366.80    8.9100      114         354      5/1/06       No         283 per unit         8.7900
            Shadows

    280     Tiger Industrial       15,056.26    8.9600      118         298      9/1/06       No        0.15 per sq. ft.      8.8400
            Plaza

    307     Shilo                 137,682.05    9.5200      239         239      10/1/16      No        4% of gross rev.      9.3800
            Inn-Portland
            Airport/I-205

    299     Shilo Inn-Salem        51,059.04    9.5200      239         239      10/1/16      No        4% of gross rev.      9.3800
            Suites

    303     Shilo Inn-Seaside      88,769.92    9.5200      239         239      10/1/16      No        4% of gross rev.      9.3800
            Oceanfront Resort

    300     Shilo Inn-Tacoma       63,193.73    9.5200      239         239      10/1/16      No        4% of gross rev.      9.3800

    306     Collegetown Plaza      56,172.55    8.9700      119         359      10/1/06      No         350 per unit         8.8500

    326     The Branson Mall       28,010.54    9.1400      120         300      11/1/06      No        0.15 per sq. ft.      9.0200

    325     CAP-Clubhouse          12,887.97    8.7200      83          299      10/1/03      No         270 per unit         8.6000
            Apartments

    324     CAP-Knollwood          31,393.67    8.7200      83          299      10/1/03      No         280 per unit         8.6000
            Apartments

    323     CAP-Maplewood          10,433.39    8.7200      83          299      10/1/03      No         270 per unit         8.6000
            Apartments

    322     CAP-Millbrook           3,575.66    8.7200      83          299      10/1/03      No         270 per unit         8.6000
            Apartments

    321     CAP-Oakwood             2,110.13    8.7200      83          299      10/1/03      No         271 per unit         8.6000
            Apartments

    293     JF Commons West        18,946.78    9.3200      119         299      10/1/06      No         300 per unit         9.2000

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    268     Paseo Plaza           0.0600          0.0750      LJ Melody

    220     P & K-Olive           0.0400          0.0750      First Union
            Gardens Apartments

    216     P&K-Glendale          0.0400          0.0750      First Union
            Shadows

    280     Tiger Industrial      0.0400          0.0750      First Union
            Plaza

    307     Shilo                 0.0600          0.0750      Key Corp
            Inn-Portland
            Airport/I-205

    299     Shilo Inn-Salem       0.0600          0.0750      Key Corp
            Suites

    303     Shilo Inn-Seaside     0.0600          0.0750      Key Corp
            Oceanfront Resort

    300     Shilo Inn-Tacoma      0.0600          0.0750      Key Corp

    306     Collegetown Plaza     0.0400          0.0750      First Union

    326     The Branson Mall      0.0400          0.0750      First Union

    325     CAP-Clubhouse         0.0400          0.0750      First Union
            Apartments

    324     CAP-Knollwood         0.0400          0.0750      First Union
            Apartments

    323     CAP-Maplewood         0.0400          0.0750      First Union
            Apartments

    322     CAP-Millbrook         0.0400          0.0750      First Union
            Apartments

    321     CAP-Oakwood           0.0400          0.0750      First Union
            Apartments

    293     JF Commons West       0.0400          0.0750      First Union

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    350     Horwitz-Ramada         13455 SW Canyon Road           Beaverton          OR       97005        4,900,000    4,900,000.00
            Inn - Beaverton

    351     Horwitz-Ramada         1550 NW 9th Street             Corvallis          OR       97330        5,750,000    5,750,000.00
            Inn - Corvallis

    352     Horwitz-Ramada         6221 NE 82nd Street            Portland           OR       97220        7,800,000    7,800,000.00
            Inn - Portland

    353     Ramada Inn -           2200 Fifth Avenue              Seattle            WA       98121        7,850,000    7,850,000.00
            Seattle

    331     Holiday Inn            4100 Salida Blvd               Modesto            CA       95358        2,600,000    2,600,000.00
            Express

    316     Howard Johnson -       2375 Delk Road                 Marietta           GA       30067        2,500,000    2,500,000.00
            Delk Road

    338     Southgate/Meadowlark   6405 - 6601 Arden Road         Amarillo           TX       79109        1,520,000    1,518,664.41
            Mobile Home Park

    313     Parker Plaza West      2109 West Parker Road          Plano              TX       75080        3,500,000    3,500,000.00

    312     Parkridge Village      5252 Orange Avenue             San Diego          CA       92115        2,650,000    2,648,509.73
            Apartments

    310     Redbird Plaza          4099-4107 Camp Wisdom          Dallas             TX       75237        1,250,000    1,250,000.00
            Shopping Center        Road

    291     Days Inn Six Flags     95 South Service Road          Austell            GA       30001        1,800,000    1,797,705.42

    346     Chapel Creek           3410 Hilalgo                   Dallas             TX       75220        2,000,000    2,000,000.00
            Apartments

    320     Clackamas Corner       11750 SE 82nd Ave.             Portland           OR       97266        1,800,000    1,800,000.00

    311     PETsMART               3195 Hempstead Turnpike        Levittown          NY       11546        1,440,000    1,440,000.00

    347     Park Springs           2002 West Irving Blvd.         Irving             TX       75061        1,425,000    1,425,000.00
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    350     Horwitz-Ramada         46,155.46    9.6500      240         240      11/1/16      No        4% of gross rev.      9.5300
            Inn - Beaverton

    351     Horwitz-Ramada         53,324.77    9.6500      252         252      11/1/17      No        4% of gross rev.      9.5300
            Inn - Corvallis

    352     Horwitz-Ramada         73,471.96    9.6500      240         240      11/1/16      No        4% of gross rev.      9.5300
            Inn - Portland

    353     Ramada Inn -           70,632.00    9.4300      264         264      11/1/18      No        4% of gross rev.      9.3100
            Seattle

    331     Holiday Inn            25,297.63   10.1200      240         240      11/1/16      No        4% of gross rev.     10.0000
            Express

    316     Howard Johnson -       23,861.12    9.8400      180         240      11/1/11      No        4% of gross rev.      9.7200
            Delk Road

    338     Southgate/Meadowlark   12,849.59    9.0900      59          299      10/1/01      No          50 per pad          8.9700
            Mobile Home Park

    313     Parker Plaza West      29,347.91    8.9900      120         300      11/1/06      No        0.15 per sq. ft.      8.8700

    312     Parkridge Village      21,056.10    8.8600      59          359      10/1/01      No         250 per unit         8.7200
            Apartments

    310     Redbird Plaza          10,610.05    9.1400      120         300      11/1/06      No        0.15 per sq. ft.      9.0200
            Shopping Center

    291     Days Inn Six Flags     17,669.58   10.2500      239         239      10/1/16      No        4% of gross rev.     10.1300

    346     Chapel Creek           16,100.47    8.8400      120         336      11/1/06      No         250 per unit         8.7200
            Apartments

    320     Clackamas Corner       15,676.52    9.4600      120         300      11/1/06      No        0.15 per sq. ft.      9.3200

    311     PETsMART               12,601.26    9.5200      120         300      11/1/06      No        0.15 per sq. ft.      9.4000

    347     Park Springs           11,647.85    8.6800      120         300      11/1/06      No         250 per unit         8.5600
            Apartments

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    350     Horwitz-Ramada        0.0400          0.0750      First Union
            Inn - Beaverton

    351     Horwitz-Ramada        0.0400          0.0750      First Union
            Inn - Corvallis

    352     Horwitz-Ramada        0.0400          0.0750      First Union
            Inn - Portland

    353     Ramada Inn -          0.0400          0.0750      First Union
            Seattle

    331     Holiday Inn           0.0400          0.0750      First Union
            Express

    316     Howard Johnson -      0.0400          0.0750      First Union
            Delk Road

    338     Southgate/Meadowlark  0.0400          0.0750      First Union
            Mobile Home Park

    313     Parker Plaza West     0.0400          0.0750      First Union

    312     Parkridge Village     0.0600          0.0750      LJ Melody
            Apartments

    310     Redbird Plaza         0.0400          0.0750      First Union
            Shopping Center

    291     Days Inn Six Flags    0.0400          0.0750      First Union

    346     Chapel Creek          0.0400          0.0750      First Union
            Apartments

    320     Clackamas Corner      0.0600          0.0750      Key Corp

    311     PETsMART              0.0400          0.0750      First Union

    347     Park Springs          0.0400          0.0750      First Union
            Apartments

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    357     Glenwood Village       12611 Montgomery               Albuquerque        NM       87111        2,000,000    2,000,000.00
            S.C.                   Boulevard

    358     Casa Claire            1125 Hillcrest Street          Mesquite           TX       75149        2,450,000    2,450,000.00
            Apartments

    334     Comfort Inn -          1023 East 23rd Street          Panama City        FL       32405        3,161,000    3,161,000.00
            Panama City

    295     Westside               2647 Broadway                  New York           NY       10025        2,500,000    2,500,000.00
            Apartments

    297     Rancho Niguel          25500 Rancho Niguel Road       Laguna Niguel      CA       92677        3,739,000    3,739,000.00
            Medical Building

    289     Days Inn North         4610 Rusina Rd.                Colorado           CO       80907        1,720,000    1,720,000.00
                                                                  Springs
    296     Days Inn South         2850 South Circle Drive        Colorado           CO       80906        2,300,000    2,300,000.00
                                                                  Springs
    359     Metro Office           202 West Berry Street          Fort Wayne         IN       46802        5,300,000    5,300,000.00
            Building

    309     Riverside              2410 Riverside Drive           Austin             TX       78741        4,000,000    4,000,000.00
            Shopping Center

    348     Comfort Inn            7700 Two Notch Road            Columbia           SC       29223        1,850,000    1,850,000.00
            Columbia

    349     Comfort Inn Sugar      5111 North Service Road        Charlotte          NC       28269        2,200,000    2,200,000.00
            Creek

    333     Melbourne Village      1270 North Wickham Road        Melbourne          FL       32935        4,600,000    4,600,000.00
            Plaza

    360     Park Place             3761 Nova Road                 Port Orange        FL       32119        4,300,000    4,300,000.00
            Shopping Center

    345     Estes - Best           8738 International Drive       Orlando            FL       32819       21,000,000   21,000,000.00
            Western - Orlando

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    357     Glenwood Village       16,688.16    8.9300      120         300      11/1/06      No        0.15 per sq. ft.      8.8100
            S.C.

    358     Casa Claire            19,872.12    9.0900      120         360      11/1/06      No         250 per unit         8.9500
            Apartments

    334     Comfort Inn -          31,219.79   10.3400      240         240      11/1/16      No        4% of gross rev.     10.2200
            Panama City

    295     Westside               20,706.68    8.8400      120         300      11/1/06      No         250 per unit         8.7000
            Apartments

    297     Rancho Niguel          30,935.28    9.1100      120         330      11/1/06      No        0.15 per sq. ft.      8.9700
            Medical Building

    289     Days Inn North         16,941.68   10.3000      240         240      11/1/16      No        4% of gross rev.     10.1800

    296     Days Inn South         22,654.58   10.3000      240         240      11/1/16      No        4% of gross rev.     10.1800

    359     Metro Office           44,804.51    9.0900      120         300      11/1/06      No        0.15 per sq. ft.      8.9500
            Building

    309     Riverside              40,976.18    9.1700      180         180      11/1/11      No        0.20 per sq. ft.      9.0300
            Shopping Center

    348     Comfort Inn            17,523.23    9.7300      240         240      11/1/16      No        4% of gross rev.      9.6100
            Columbia

    349     Comfort Inn Sugar      20,550.00    9.5300      240         240      11/1/16      No        4% of gross rev.      9.4100
            Creek

    333     Melbourne Village      37,126.30    8.7700      120         324      11/1/06      No        0.15 per sq. ft.      8.6300
            Plaza

    360     Park Place             34,406.83    8.6700      120         324      11/1/06      No        0.20 per sq. ft.      8.5300
            Shopping Center

    345     Estes - Best          195,462.07    9.8900      264         264      11/1/18      No        4% of gross rev.      9.7700
            Western - Orlando

-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    357     Glenwood Village      0.0400          0.0750      First Union
            S.C.

    358     Casa Claire           0.0600          0.0750      LJ Melody
            Apartments

    334     Comfort Inn -         0.0400          0.0750      First Union
            Panama City

    295     Westside              0.0600          0.0750      Key Corp
            Apartments

    297     Rancho Niguel         0.0600          0.0750      LJ Melody
            Medical Building

    289     Days Inn North        0.0400          0.0750      First Union

    296     Days Inn South        0.0400          0.0750      First Union

    359     Metro Office          0.0600          0.0750      Key Corp
            Building

    309     Riverside             0.0600          0.0750      LJ Melody
            Shopping Center

    348     Comfort Inn           0.0400          0.0750      First Union
            Columbia

    349     Comfort Inn Sugar     0.0400          0.0750      First Union
            Creek

    333     Melbourne Village     0.0600          0.0750      Key Corp
            Plaza

    360     Park Place            0.0600          0.0750      Key Corp
            Shopping Center

    345     Estes - Best          0.0400          0.0750      First Union
            Western - Orlando

------------------------------------------------------------------------------------------------------------------------------------
  Control                                                                                                  Original     Cut-off Date
  Number    Property_Name          Address                         City             State    Zip Code      Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
    342     Estes - HoJo           6051 Irlo Bronson              Kissimmee          FL       34747        5,110,000    5,110,000.00
            Main Gate -            Memorial Highway
            Kissimmee

    361     Magnolia Gardens       15, 17 & 19 Fordyce            New MIlford        CT       06776        1,370,000    1,370,000.00
                                   Court

    362     Promenade Center       4440 South Maryland            Las Vegas          NV       89119        2,870,000    2,870,000.00
                                   Parkway

    330     911 North Buffalo      911 North Buffalo Drive        Las Vegas          NV       89128        2,575,000    2,575,000.00
            Drive

    344     Town Center Plaza      SEC Fred Waring Dr. &          Palm Desert        CA       92260        9,350,000    9,350,000.00
                                   Town Ctr

    336     Naugatuck              50 Rado Drive                  Naugatuck          CT       06770        3,211,000    3,211,000.00
            Industrial

    292     Multiflex VI           2540 Alamo, S.E. & 2500        Albuquerque        NM       87106        2,215,000    2,215,000.00
                                   Yale Blvd. S.E

------------------------------------------------------------------------------------------------------------------------------------
  Control                           Monthly     Gross    Remaining              Maturity    Ground       Underwriting          Net
  Number    Property_Name           Payment      Rate      Term        Amort      Date      Lease          Reserves            Rate
------------------------------------------------------------------------------------------------------------------------------------
    342     Estes - HoJo           47,562.44    9.8900      264         264      11/1/18      No        4% of gross rev.      9.7700
            Main Gate -
            Kissimmee

    361     Magnolia Gardens       10,748.45    8.7200      120         360      11/1/06      No         250 per unit         8.5800


    362     Promenade Center       23,523.15    9.0000      84          330      11/1/03      No        0.15 per sq. ft.      8.8600


    330     911 North Buffalo      21,632.51    9.2900      120         330      11/1/06      No        0.15 per sq. ft.      9.1700
            Drive

    344     Town Center Plaza      73,756.92    8.7800      120         360      11/1/06      No        0.15 per sq. ft.      8.6600


    336     Naugatuck              27,431.98    9.2200      120         300      11/1/06      No        0.15 per sq. ft.      9.1000
            Industrial

    292     Multiflex VI           20,820.59    9.6200      240         240      11/1/16      No        0.15 per sq. ft.      9.5000


-------------------------------------------------------------------------
  Control                      Subservicing   (1)Servicing
  Number    Property_Name          Fees            Fees       Subservicer
-------------------------------------------------------------------------
    342     Estes - HoJo          0.0400          0.0750      First Union
            Main Gate -
            Kissimmee

    361     Magnolia Gardens      0.0600          0.0750      Key Corp


    362     Promenade Center      0.0600          0.0750      LJ Melody


    330     911 North Buffalo     0.0400          0.0750      First Union
            Drive

    344     Town Center Plaza     0.0400          0.0750      First Union


    336     Naugatuck             0.0400          0.0750      First Union
            Industrial

    292     Multiflex VI          0.0400          0.0750      First Union

                                    EXHIBIT B

                             MORTGAGE FILE SCHEDULE

None.

                                    EXHIBIT C

                         MORTGAGE PROPERTIES SUBJECT TO
                                 SECONDARY LIENS

                                  Merrill Lynch

Control No.               Property
-----------               --------
296                       Days Inn South
344                       Town Center Plaza
263                       Oxford - Runaway Bay II Apartments

                                    EXHIBIT D

                           LIST OF PRINCIPAL BORROWERS
                          WITH MULTIPLE MORTGAGE LOANS


ML
                MERRILL LYNCH BORROWER CONCENTRATION

Control #       Property Name                               Property Type       Orig. Balance 11/1/96 Cutt-off Balance

      201       JMA - Ashford On The Green Apts.            Multifamily           3,450,000.00         3,444,409.56
      203       JMA - Brookmore Hollow Apartments           Multifamily           1,811,661.00         1,808,761.78
      242       JMA - Woodcreek Village Apartments          Multifamily             820,000.00           818,671.26
                                                                                                  -----------------
                                                                                                       6,071,842.60        0.53%

      210       INT-Deer Creek Apartments                   Multifamily           3,326,100.00         3,315,902.31
      215       INT-6200 Gessner Apartments                 Multifamily          10,000,000.00         9,969,340.40
      218       INT-The Lodge Apartments                    Multifamily           4,553,500.00         4,539,539.15

      224       INT-Regency Walk Apartments                 Multifamily           4,360,000.00         4,346,632.41
                                                                                                  -----------------
                                                                                                      22,171,414.27        1.95%

      216       P&K-Glendale Shadows                        Multifamily           1,800,000.00         1,793,876.54
      220       P & K-Olive Gardens Apartments              Multifamily           1,850,000.00         1,843,706.44
                                                                                                  -----------------
                                                                                                       3,637,582.98        0.32%

      232       EW - Sorrento Creek Industrial Park         Industrial            2,450,000.00         2,445,213.34
      233       EW - Sorrento Roselle Industrial Park       Industrial            1,600,000.00         1,596,807.73
                                                                                                  -----------------
                                                                                                       4,042,021.07        0.36%

      234       1212 Westheimer Apartments                  Multifamily           2,990,000.00         2,982,058.38
      235       BCM-Westheimer Court Apts.                  Multifamily             720,000.00           718,140.97
      237       Westheimer House                            Multifamily           1,200,000.00         1,196,901.62
                                                                                                  -----------------
                                                                                                       4,897,100.98        0.43%

      236       AB - Westgate @ Fairfield                   Office                4,163,000.00         4,142,239.42
      200       AB - Sixty-Five Madison Avenue              Office                3,691,000.00         3,672,470.28
                                                                                                  -----------------
                                                                                                       7,814,709.70        0.69%

      243       K&S - North County Village                  Mobile Home Park      8,430,000.00         8,415,069.13
      246       K&S - Pioneer Village MHP                   Mobile Home Park      1,870,000.00         1,866,925.42
                                                                                                  -----------------
                                                                                                      10,281,994.55        0.90%

      244       SHL - San Antonio Station Apts.             Multifamily           3,030,000.00         3,024,633.39
      245       SHL - Village Green Apartments              Multifamily           4,900,000.00         4,891,321.32
                                                                                                  -----------------
                                                                                                       7,915,954.71        0.70%

      250       Belfonti-Stonebridge Apartments             Multifamily           1,450,000.00         1,444,802.61
      252       Belfonti-Greenbriar Hills Apartments        Multifamily           4,350,000.00         4,334,407.84
                                                                                                  -----------------
                                                                                                       5,779,210.45        0.51%

      263       Oxford-Runaway Bay II                       Multifamily           4,522,000.00         4,516,387.83
      264       Oxford-Hunters Chase                        Multifamily           9,081,000.00         9,069,729.74
      265       Oxford-Runaway Bay                          Multifamily           9,259,000.00         9,247,508.82
      266       Oxford-Island Club                          Multifamily          10,120,000.00        10,107,440.25
      267       Oxford-Oaks at                              Multifamily          11,070,000.00        11,056,261.22
                                                                                                  -----------------
                                                                                                      43,997,327.86        3.87%

      272       KFS-Sunset Trails                           Multifamily           1,700,000.00         1,698,147.46
      273       KFS-Sunset Terrace                          Multifamily           2,442,400.00         2,439,448.54
      274       KFS-Sunset Pointe                           Multifamily           3,000,000.00         2,996,374.72
      277       KFS-Sycamore Ridge                          Multifamily          11,468,600.00        11,454,741.05
                                                                                                  -----------------
                                                                                                      18,588,711.78        1.63%

      276       KFS-Sunset Village                          Multifamily           5,650,000.00         5,643,172.40

      275       KFS-Citrus Sunset                           Multifamily           3,660,000.00         3,655,577.16
      278       KFS-Sunset Apartment                        Multifamily          14,039,000.00        14,022,034.92
                                                                                                  -----------------
                                                                                                      23,320,784.48        2.05%

      299       Shilo Inn-Salem                             Hospitality           5,470,000.00         5,462,336.30
      300       Shilo Inn-Tacoma                            Hospitality           6,770,000.00         6,760,514.94
      303       Shilo Inn-Seaside                           Hospitality           9,510,000.00         9,496,676.08
      307       Shilo Inn-Portland                          Hospitality          14,750,000.00        14,729,334.62
                                                                                                  -----------------
                                                                                                      36,448,861.94        3.20%

      321       Cap-Oakwood                                 Multifamily             257,300.00           257,059.12
      322       Cap-Millbrook                               Multifamily             436,000.00           435,592.13
      323       Cap-Maplewood                               Multifamily           1,272,200.00         1,271,010.83
      324       Cap-Knollwood                               Multifamily           3,828,000.00         3,824,422.80
      325       Cap-Clubhouse                               Multifamily           1,571,500.00         1,570,031.59
                                                                                                  -----------------
                                                                                                       7,358,116.47        0.65%

      350       Horwitz-Ramada Inn-Beaverton                Hospitality           4,900,000.00         4,900,000.00
      351       Horwitz-Ramada Inn-corvallis                Hospitality           5,750,000.00         5,750,000.00
      352       Horwitz-Ramada Inn-Portland                 Hospitality           7,800,000.00         7,800,000.00
      353       Horwitz-Ramada Inn-Seattle                  Hospitality           7,850,000.00         7,850,000.00
                                                                                                  -----------------
                                                                                                      26,300,000.00        2.31%

      342       Hojo-Kissimmee                              Hospitality           5,110,000.00         5,110,000.00

      345       Best Western orlando                       Hospitality           21,000,000.00        21,000,000.00
                                                                                                  -----------------
                                                                                                      26,110,000.00        2.29%

      205       Capital Tech Center                        Office                 1,253,800.00         1,247,389.50
      254       Colinas Business Park                      Office                 1,670,000.00         1,667,263.19
      219       Mount View Business Park                   Industrial             1,771,400.00         1,761,866.69
      248       Westec Plaza                               Office                   896,000.00           893,751.32
                                                                                                  -----------------
                                                                                                       5,570,270.70        0.49%

      293       JF-Commons West                            Multifamily/retail     2,200,000.00         2,198,139.89
      306       JF-Collegetown Plaza                       Multifamily/Retail     7,000,000.00         6,996,152.45
                                                                                                  -----------------
                                                                                                       9,194,292.34        0.81%

      348       Comfort Inn-Columbia                       Hospitality            1,850,000.00         1,850,000.00
      349       Comfort Inn-Sugar                          Hospitality            2,200,000.00         2,200,000.00
                                                                                                  -----------------
                                                                                                       4,050,000.00        0.36%

      333       Edison-Melbourne                           Anchored Shopping
                                                           Center                 4,600,000.00         4,600,000.00
      360       Edison-Park Place Plaza                    Anchored Shopping
                                                           Center                 4,300,000.00         4,300,000.00

                                                                            Total Pool Balance    $1,138,308,859.76

================================================================================================================================
